UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 17, 2002

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                0-18348                  06-1209796
(State or other                  (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida                      33414
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4

Item 5. Other Events.

         BE Aerospace, Inc. issued the press release attached hereto on December 17, 2002. The title, the first, sixth through fourteenth, excluding the second and third sentences, fifteenth, sixteenth, nineteenth through twenty fourth, and thirty second through thirty sixth paragraphs as well as the three and nine month financial statements and other financial information appearing at the end of that press release, which appears as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
    (a)    None
    (b)    None
    (c)    Exhibits.

         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release, dated December 17, 2002.

Item 9. Regulation FD Disclosure.

         The second through fifth paragraphs, the second and third sentences of the fourteenth paragraph, and the seventeenth, eighteenth and twenty fifth through thirty first paragraphs of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BE AEROSPACE, INC.

                                       By:  /s/ Thomas P. McCaffrey
                                       ------------------------------------
                                       Name:  Thomas P. McCaffrey
                                       Title: Corporate Senior Vice President of
                                               Administration and Chief
                                               Financial Officer


Date:    December 17, 2002

                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibits
-----------                -----------------------
99.1                       Press Release, dated December 17, 2002